                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 9, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)


          California                   000-23815                 77-0378956
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)




7060 N. Fresno, Fresno, California                                 93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).




                                                               Page 1 of 8 pages


                                                 The Exhibit Index is on Page 4.


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Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated July 9, 1998 announcing its record mid-year earnings, which states earnings of $1.15 million
          or $0.44 per share in the first six months of 1998.   The foregoing is
          qualified by reference to the press release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated July 9, 1998




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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY BANCORP




Date: July 10, 1998                              /s/ STEVEN R. CANFIELD
                                                 ------------------------------
                                                 Steven R. Canfield
                                                 EVP & CFO



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                                   EXHIBIT INDEX

                                                                     Sequential
Exhibit No.                    Description                            Page No.
-----------                    -----------                           ----------
   99.1          Press Release dated July 9, 1998                       5 - 8



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